EXHIBIT 99.2
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                        CERTIFICATION OF PERIODIC REPORT


     In connection with the Quarterly Report of Spire Corporation (the "Company") on Form 10-QSB (the "Report") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Gregory
G. Towle, Financial Controller and Treasurer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 14, 2002        By: /s/ Gregory G. Towle
                                    --------------------------------------------
                                    Gregory G. Towle
                                    Financial Controller and Treasurer
                                    (Principal Financial and Accounting Officer)




This certification accompanies this Report on Form 10-QSB pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.